                                                                    EXHIBIT 24.1


                                                                    Annex B
                                                                    -------

                              POWER OF ATTORNEY


To: Iridium World Communications Ltd. (the "Company")

     Each Person whose signature appears below authorizes each of Robert Kinzie and Edward Staiano (each, an "Authorized Officer"), as attorneys-in-fact, and any Director (to the extent provided in the Director's Authorization to be filed with the Registrar of Companies in Bermuda), to sign any registration statement or amendment thereto, including post-effective amendments, and any other documentation, agreement, certificate, undertaking, instrument, order or request necessary or desirable, in the opinion of an Authorized Officer or Director, as the case may be, in order to carry out the purpose and intent of the foregoing resolutions or in order to perform, or cause to be performed, the obligations of IWCL under the Securities Act, the Exchange Act, any state securities or other laws, the Underwriting Agreements, and any rules or regulations imposed by a securities exchange on which the shares of the Company's Class A Common Stock are to be listed.



/s/ ALBERTO FINOL
--------------------      Deputy Chairman and        April 16, 1997
Alberto Finol             Director

--------------------------------------------------------------------

/s/ ROBERT W. KINZIE
--------------------      Director                   April 16, 1997
Robert W. Kinzie

--------------------------------------------------------------------

/s/ EDWARD STAIANO
--------------------      Director                   April 16, 1997
Edward Staiano
--------------------------------------------------------------------

--------------------------------------------------------------------

/s/ YOSHIHARU YASUDA
--------------------      Director                   April 16, 1997
Yoshiharu Yasuda
--------------------------------------------------------------------


--------------------      Director                   April   , 1997
Ulf Bohla                                                  --



                                      6